                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 13, 2004
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                             1-2394                  13-3768097
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

110 East 59th Street, New York, New York                         10022
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.
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            On January 13, 2004, WHX Corporation  ("WHX") issued a press release announcing the election of Neale X. Trangucci as Chief Executive Officer of WHX,
Stewart E. Tabin as President of WHX and Neil D. Arnold as Executive Chairman of
WHX, with such  appointments to be effective  February 1, 2004. The Company also announced the termination of the Management Agreement between WPN Corp. and WHX, effective February 1, 2004 and the retirement of Ronald LaBow as Chairman of the
Board.  A copy of the press  release is filed as  Exhibit  99.1  hereto,  and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)         Exhibits

            Exhibit No.       Exhibits
            -----------       --------

            99.1              Press Release of WHX  Corporation  issued  January
                              13, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHX CORPORATION

Dated: January 13, 2004                   By: /s/ Robert K. Hynes
                                              ----------------------------------
                                              Name:  Robert K. Hynes
                                              Title: Chief Financial Officer

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